UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

Zhongpin Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-112111 (Commission File Number)	54-2100419 (IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China (Address of principal executive offices)		(Zip Code)

011 86 374-6216633
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On September 6, 2007, Henan Zhongpin Food Share Co., Ltd. (“Henan Zhongpin”), a wholly-owned subsidiary of our company, entered into a lease agreement (the “Lease”) with Tianjin Shunli Enterprise Co., Ltd. (“Shunli”), pursuant to which Henan Zhongpin has leased Shunli’s meat processing facilities located in the Special Economic Development Zone in Tianjin City. The facility will be operated by Tianjin Zhongpin Food Company, Ltd. (“Tianjin Zhongpin”), a wholly owned subsidiary of our company. The Lease has the following principal terms:

•	The Lease has a three-year term commencing on September 19, 2007.

•	Rent will be 5,600,000 RMB (US$741,329.10) per year for the duration of the Lease.

•
Except for certain heavy equipment repair or replacement expenses, all expenses associated with operating the processing facility will be included in the rent, including the expenses relating to water, electricity and security.

•
Tianjin Zhongpin shall have the full use of the production facilities, including the right to manage the staff of the production facility and the right to control the purchase of materials and supplies, production and the sale of all products produced.

•	Neither Shunli nor any third party shall have the right to interfere with Tianjin Zhongpin’s normal production and operational activities at the facility during the lease term.

The total production capacity for chilled and frozen pork at the leased facility is 157 metric tons per day, based on an eight-hour working day, or approximately 53,000 metric tons on an annual basis. Approximately 80% of the facility’s production capacity will be dedicated to producing chilled pork, while the remaining 20% will be dedicated to producing frozen pork.

We currently expect to commence production at this facility in September 2007.

An English language translation of the Lease is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A press release announcing the the Lease was issued on September 6, 2007 and is attached hereto as Exhibit 99.1.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On September 6, 2007, we issued a press release announcing our revised revenue outlook for fiscal 2007. A copy of the press release is attached hereto as Exhibit 99.2.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

The description of the press releases in Item 1.01 and Item 2.02 above are incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01. Regulation FD.” The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Document

10.1	English Translation of Leasing Contract, dated as of September 6, 2007.

99.1	Pork Production Facility Press Release of Zhongpin Inc., dated September 6, 2007.

99.2	Revised Revenue Projection Press Release of Zhongpin Inc., dated September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC. (Registrant)

By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

Dated: September 8, 2007

EXHIBIT INDEX

Exhibit No.	Document

10.1	English Translation of Leasing Contract, dated as of September 6, 2007.

99.1	Pork Production Facility Press Release of Zhongpin Inc., dated September 6, 2007.

99.2	Revised Revenue Projection Press Release of Zhongpin Inc., dated September 6, 2007.